UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2023

Commission File Number: 0-23153

Track Group, Inc.
(Exact name of registrant as specified in its charter.)

Delaware	87-0543981
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

200 E 5th Ave, Suite 100, Naperville, Illinois 60563
(Address of principal executive offices)

(877) 260-2010
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	TRCK	OTCQX Marketplace

Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2023, Track Group, Inc. (the "Company") and Conrent Invest S.A., acting on behalf of its compartment, “Safety 2” (“Conrent”), entered into an amendment to the facility agreement (the "Amendment") originally executed by and between the parties on December 30, 2013, as amended on June 30, 2015, July 19, 2018, February 24, 2019, January 10, 2020 and December 21, 2020 (the “Amended Facility Agreement”), containing certain provisions of the Company's existing $42.864 million unsecured debt facility. The Amendment is effective on April 28, 2023 and extends the maturity date from July 1, 2024 to July 1, 2027 (“Maturity Date”). In addition, the Amendment: (i) amends the applicable interest rate resulting in an escalating interest rate as follows: 4% through July 1, 2024, 5% through July 1, 2025, 5.5% through July 1, 2026 and 6% through the Maturity Date; and (ii) removes section 3.7 “Change of Control” of the Amended Facility Agreement.

In consideration for executing the Amended Facility Agreement, the Company agreed to pay Conrent a total of €225,000 in installments from the date of execution of the Amended Facility Agreement through the Maturity Date.

Disclaimer.

The foregoing description of the Amended Facility Agreement does not purport to be complete and is qualified, in its entirety, by reference to the full text of the Amended Facility Agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Facility Agreement by and between Track Group, Inc. and Conrent Invest S.A., acting on behalf of its compartment, “Safety 2”, dated April 26, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Track Group, Inc.

Date: April 27, 2023	By:	/s/ Peter K. Poli
Name: Peter K. Poli
Title: Chief Financial Officer